                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT dated as of April 9, 1997, is made and delivered by Consolidated Capital of North America, Inc., a Colorado corporation ("Consolidated Capital") in favor of ERB Acquisition Group, LLC, a Nebraska limited liability company ("Lender").

         A. Angeles Metal Trim Co. ("Borrower"), a wholly owned subsidiary of Consolidated Capital, has entered into a Loan Agreement dated as of the date hereof (the "Loan Agreement") by and among Borrower, Consolidated Capital, Stone Pine Colorado, LLC and Lender, pursuant to which Lender has agreed to make a loan to or for the benefit of Borrower which loan is evidenced by a Promissory Note of the Borrower dated the date hereof in the aggregate principal amount of $309,000.00 (the "Note").

         B. To induce the Lender to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Consolidated Capital is willing to grant to Lender a security interest in the Collateral (as hereinafter defined).

         NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the undersigned agrees as follows:

         1. As security for the payment and performance of Borrower's obligations under the Loan Agreement, the Note and the Guaranty of even date herewith of Consolidated Capital and Stone Pine Colorado in favor of Lender (the "Guaranty"), and the payment of all liabilities of Borrower to Lender, whether absolute or contingent, matured or unmatured, direct or indirect, similar or dissimilar, due or to become due arising under the Loan Agreement and the Note (all such payment and performance obligations are hereinafter referred to as the "Obligations") Consolidated Capital does hereby grant a continuing security interest to Lender in all tangible and intangible property of Consolidated Capital, whether now or hereafter owned or in existence and wherever located (herein called "Collateral"), including without limitation, the following:

         A. All equipment, fixtures and furniture of Consolidated Capital;

         B. All accounts, deposit accounts, cash, securities, instruments, chattel paper, documents, general intangibles, and inventory, now or hereafter owned or acquired by Consolidated Capital, all proceeds and insurance proceeds of the foregoing, all guarantees and other security therefore, and all of Consolidated Capital's books and records relating thereto (including computer-stored information and all software relating thereto) and all contract rights with third parties relating to the maintenance of any such books, records and information. The Collateral described above will be maintained at 410 17th Street, Suite 400, Denver, CO 80202 and any other locations;

         C. All personal property of Consolidated Capital of any kind whether or not in the possession or control of Lender or its agents; and

         D. Proceeds of any of the above-described property.

The grant of a security interest in proceeds does not imply the right of Consolidated Capital to sell or dispose of any Collateral described herein without the express consent in writing by Lender.

         2. Consolidated Capital will: (a) execute such Financing Statements and other documents and do such other acts and things, all as Lender may from time to time require, to establish and maintain a valid security interest in Collateral, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Lender; (b) pay and perform promptly when due all Obligations; (c) furnish Lender such information concerning Consolidated Capital and Collateral as Lender may from time to time request, including but not limited to current financial statements; (d) keep Collateral separate and identifiable and at the location described herein and permit Lender and its representatives to inspect Collateral and/or records pertaining thereto from time to time during normal business hours; (e) not sell, assign or create or permit to exist any lien on or security interest in Collateral in favor of anyone other than the Lender unless Lender consents thereto in writing and at Consolidated Capital's expense upon Lender's request remove any unauthorized lien or security interest and defend any claim affecting the Collateral; (f) pay all charges against Collateral prior to delinquency including but not limited to taxes, assessments, encumbrances, insurance and diverse claims, and upon Consolidated Capital's failure to do so Lender may pay any such charge as it deems necessary and add the amount paid to the Obligations; (g) reimburse Lender for any expenses including but not limited to reasonable attorney's fees and legal expenses incurred by Lender in seeking to protect, collect or enforce any rights in Collateral; (h) when required provide insurance in form and amounts and with companies acceptable to Lender and when required assign the policies or the rights thereunder to Lender; (i) maintain Collateral in good condition and not use Collateral for any unlawful purpose;
(j) at its own expense, upon request of Lender, notify any parties obligated to Consolidated Capital on any Collateral to make payment to Lender and Consolidated Capital hereby irrevocably grants Lender power of attorney to make said notifications and collections; (k) and does hereby authorize Lender to perform any and all acts which Lender in good faith deems necessary for the protection and preservation of Collateral or its value or Lender's security interest therein, including transferring any Collateral into its own name and receiving the income thereon as additional security hereunder.

         3. The term default shall mean the occurrence of any of the following events: (a) any "event of default" under and as defined in the Note, the Guaranty or the Pledge Agreement dated as of the date hereof by Stone Pine Colorado in favor of Lender (the "Pledge Agreement"); (b) any warranty or representation contained in this Agreement or the Loan Agreement shall prove to have been false or incorrect or breached in any material respect on the date as of which made; (c) deterioration or impairment of the value of Collateral; and
(d) any violation in any material respect of any covenant contained in this Agreement or the Loan Agreement, provided however that, no Event of Default shall have occurred under Subsection (b), (c) or (d) of this Section 3 if: (i) such violation is capable of being cured, and (ii) such violation is cured within ten (10) days.

         4. Whenever a default exists, Lender, at its option may: (a) without notice accelerate the maturity of any part or all of the Obligations; (b) sell, lease or otherwise dispose of Collateral at public or private sale, unless Collateral is perishable and threatens to decline speedily in value or is a type customarily sold on a recognized market, Lender will give Consolidated Capital at least five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition may be made; (c) transfer any Collateral into its own name or that of its nominee; (d) retain Collateral in satisfaction of Obligations secured hereby, with notice of such retention sent to Consolidated Capital as required by law; (e) notify any parties obligated on any Collateral consisting of accounts, instruments, chattel paper, choses in action or the like to make payment to Lender and enforce collection of any Collateral herein; (f) require Consolidated Capital to assemble and deliver any Collateral to Lender at a reasonable convenient place designated by Lender; (g) apply all sums received or collected from or on account of Collateral including the proceeds of any sales thereof to the payment of the costs and expenses incurred in preserving and enforcing rights of Lender including but not limited to reasonable attorney's fees, and Obligations secured hereby in such order and manner as Lender in its sole discretion determines; Lender shall account to Consolidated Capital for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Lender and has furnished proof to Lender as requested in the manner provided by law; and (h) exercise its lien or right of setoff in the same manner as though the credit were unsecured. Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Nebraska in any jurisdiction where enforcement is sought, whether in Nebraska or elsewhere. All rights, power and remedies of Lender hereunder shall be cumulative and not alternative. No delay on the part of Lender in the exercise of any right or remedy shall constitute a waiver thereof and no exercise by Lender of any right or remedy shall preclude the exercise of any other right or remedy or further exercise of the same remedy.

         5. Consolidated Capital waives: (a) all right to require Lender to proceed against any other person including any other person granting a security interest to Lender or to apply any Collateral Lender may hold at any time or to pursue any other remedy; Collateral, endorsers or guarantors may be released, substituted or added without affecting the liability of Consolidated Capital hereunder; (b) the defense of the Statute of Limitations in any action upon any Obligations secured hereby; and (c) any right of subrogation and any right to participate in Collateral until all Obligations hereby secured have been paid in full.

         6. Consolidated Capital warrants: (a) that it is or will be the lawful owner of all Collateral free of all claims, liens or encumbrances whatsoever, other than the security interest granted pursuant hereto; (b) all information, including but not limited to financial statements furnished by Consolidated Capital to Lender heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (c) the execution, delivery and performance hereof are within the powers of Consolidated Capital and have been duly authorized.

         7. The right of Lender to have recourse against Collateral shall not be affected in any way by the fact that the credit is secured by a mortgage, deed of trust or other lien upon real property.

         8. Consolidated Capital may terminate this Agreement at any time upon written notice to Lender of such termination; provided however, that such termination shall not affect the Obligations then outstanding, any extensions or renewals thereof, nor the security interest granted herein which shall continue until such outstanding Obligations are satisfied in full.

         9. This Agreement shall inure to the benefit of and bind Lender, its successors and assigns and the undersigned, their respective heirs, executors, administrators and successors in interest. Upon transfer by Lender of any part of the Obligations secured hereby, Lender shall be fully discharged from all liability with respect to Collateral transferred therewith.

         10. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this agreement shall be prohibited or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such or the remaining provisions of this Agreement.

         11. Governing Law. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS AND DECISIONS OF THE STATE OF NEBRASKA. CONSOLIDATED CAPITAL HEREBY CONSENTS TO JURISDICTION AND VENUE IN ANY CONTROVERSY INVOLVING THIS AGREEMENT IN FEDERAL OR STATE COURT SITTING IN THE CITY OF OMAHA, NEBRASKA.

                                       CONSOLIDATED CAPITAL OF NORTH
                                       AMERICA, INC.
                                       a Colorado corporation

                                       By: /s/ Thompson H. Rogers
                                           -----------------------------------
                                       Name:  Thompson H. Rogers
                                              --------------------------------
                                       Title: Chairman
                                              --------------------------------

STATE OF Nebraska:
                     SS:
COUNTY OF  Douglas:

Subscribed to and sworn
before me this 21st day
of April, 1997
/s/ Lisa L. Dillon
-----------------------
   (notary public)